UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2006

WESTLAKE CHEMICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion Of Acquisition Or Disposition Of Assets

Westlake Chemical Corporation (the “Company”) previously filed a Current Report on Form 8-K on November 30, 2006 (the “Initial Form 8-K”) to announce the completion of its acquisition (the “Acquisition”) of the polyethylene and Epolene® polymer businesses of Eastman Chemical Company (“Eastman”) headquartered in Longview, Texas, related assets and a 200-mile ethylene pipeline from Mt. Belvieu, Texas to Longview, Texas (“Longview Businesses”). The Longview Businesses were acquired by the Company pursuant to an Acquisition Agreement entered into with Eastman on October 9, 2006. The $235 million purchase price for the Acquisition is subject to a working capital adjustment and was funded from current cash balances. The Company indicated in the Initial Form 8-K that it would file financial information required under Item 9.01 of Form 8-K no later than 71 days after the date the initial report on Form 8-K was required to be filed. This Amendment No. 1 is filed to provide the required financial information.

Item 9.01 Financial Statements And Exhibits

(A) Financial Statements of Businesses Acquired.

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Report of Independent Registered Public Accounting Firm.

(ii)	Audited Combined Financial Statements as of September 30, 2006 and for the nine months ended September 30, 2006.

(iii)	Notes to the Audited Combined Financial Statements.

(B) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.2 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2006.

(ii)	Unaudited Pro Forma Combined Statements of Operations for the Nine Months Ended September 30, 2006 and for the Year Ended December 31, 2005.

(iii)	Notes to the Unaudited Pro Forma Combined Financial Statements.

(D) Exhibits

Exhibit No.	Description
99.1	Audited Combined Financial Statements as of September 30, 2006 and for the nine months ended September 30, 2006.

99.2	Unaudited Pro Forma Combined Financial Statements as of September 30, 2006, and for the nine months ended September 30, 2006 and year ended December 31, 2005.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

By:	/s/ ALBERT CHAO
Albert Chao
President and Chief Executive Officer

Date: February 14, 2007

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Combined Financial Statements as of September 30, 2006 and for the nine months ended September 30, 2006.

99.2	Unaudited Pro Forma Combined Financial Statements as of September 30, 2006, and for the nine months ended September 30, 2006 and year ended December 31, 2005.